UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 1, 2009

Chrysler Financial Services Americas LLC

(Exact name of Registrant as specified in its charter)

State of Michigan	333-138140	20-2614244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan		48334-5326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 427-6300

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A. is attached hereto as Exhibit 25.1.

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Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
25.1	Form T-1 Statement of Eligibility.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: July 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

25.1	The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A. is attached hereto as Exhibit 25.1.

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